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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 3, 2004, with respect to the financial statements and schedule included in the Registration Statement on Form S-1/A, and the related Prospectus of Ness Technologies, Inc.

Tel-Aviv, Israel June 25, 2004	/s/ KOST FORER GABBAY & KASIERER A member of Ernst & Young Global

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS